UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2016

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

1.5 Lien Term Loan Credit Agreement

On September 7, 2016, W&T Offshore, Inc. (the “Company”) entered into a 1.5 Lien Term Loan Credit Agreement among the Company, as borrower, Cortland Capital Market Services LLC, as administrative agent and 1.5 lien collateral agent (the “Administrative Agent and 1.5 Lien Collateral Agent”), and the lenders party thereto (the “1.5 Lien Term Loan Credit Agreement”), providing for term loans in an aggregate principal amount of $75.0 million (the “1.5 Lien Term Loans”). The loans under the 1.5 Lien Term Loan Credit Agreement are secured on a 1.5 lien priority basis by the same collateral that secures the Company’s revolving bank credit facility, including the Company’s oil and natural gas properties, and are guaranteed by certain of the Company’s wholly owned subsidiaries, including the subsidiaries that guarantee the Company’s revolving bank credit facility.

The 1.5 Lien Term Loan Credit Agreement matures on November 15, 2019; provided, however. that, if the Company’s 8.500% Senior Notes due 2019 (the “Existing Notes”) are not refinanced in whole prior to February 28, 2019 with indebtedness maturing at least 91 days after November 15, 2019, the 1.5 Lien Term Loan Credit Agreement will mature on February 28, 2019. The loans under the 1.5 Lien Term Loan Credit Agreement bear interest at a rate per annum equal to 11.00%.

The 1.5 Lien Term Loan Credit Agreement contains various covenants that limit, among other things, the Company’s ability to: (i) pay cash dividends; (ii) repurchase the Company’s common stock; (iii) sell its assets; (iv) make certain loans or investments; (v) merge or consolidate; (vi) enter into certain liens; and (vii) enter into transactions with affiliates.

The 1.5 Lien Term Loan Credit Agreement also contains customary events of default, including (i) nonpayment of principal when due or nonpayment of interest or other amounts within 30 days of the due date or; (ii) bankruptcy or insolvency with respect to the Company or certain of its subsidiaries.

The foregoing description of the 1.5 Lien Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the 1.5 Lien Term Loan Credit Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

First Supplemental Indenture

On September 1, 2016, the Company announced that it had accepted for exchange $710,171,000, or approximately 78.9%, of the then outstanding $900,000,000 aggregate principal amount of Existing Notes that were validly tendered (and not validly withdrawn) by 5:00 p.m., New York City time, on September 1, 2016, for (i) 60,435,544 shares of the Company’s common stock, par value $0.00001 per share (the “Shares”), (ii) $159,763,000 aggregate principal amount of new 9.00% / 10.75% Senior Second Lien PIK Toggle Notes due 2020 (the “Second Lien Notes”) and (iii) $142,031,000 aggregate principal amount of new 8.50%/10.00% Senior Third Lien PIK Toggle Notes due 2021 (the “Third Lien Notes” and, together with the Shares and the Second Lien Notes, the “New Securities”), pursuant to its previously announced exchange offer and consent solicitation (the “Exchange Offer”), which commenced on July 25, 2016. The Company issued the New Securities in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the holders of the Existing Notes that participated in the Exchange Offer.

On September 7, 2016, following receipt of the requisite consents of the holders of the Existing Notes, the Company entered into the First Supplemental Indenture (the “First Supplemental Indenture”), by and among the Company, the subsidiary guarantors named therein and Wilmington Trust, National Association, as successor trustee, to the Indenture, dated as of June 10, 2011 (the “Existing Indenture”), by and among the Company, the subsidiary guarantors named therein and Wilmington Trust, National Association, as successor trustee. The First Supplemental Indenture amended the definition of “Credit Facilities” under the Existing Indenture and became operative upon the consummation by the Company of the Exchange Offer.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture, which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Second Lien Notes Indenture

On September 7, 2016, the Company issued $159,763,000 in aggregate principal amount of the Second Lien Notes to certain holders of the Existing Notes pursuant to the terms of the Exchange Offer. The Company issued the Second Lien Notes pursuant to an indenture, dated September 7, 2016 (the “Second Lien Notes Indenture”), by and among the Company, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee (the “Second Lien Trustee”). Interest on the Second Lien Notes will accrue at a rate of 9.00% per annum payable semi-annually in arrears on May 15 and November 15 of each year in cash; provided, however, that through, but not including, March 7, 2018, the Company may elect to pay all or any portion of interest in kind at the rate of 10.75% per annum. The initial interest payment on November 15, 2016 will be paid solely in kind. The Second Lien Notes are secured on a second lien priority basis by the same collateral that secures the Company’s revolving bank credit facility, including the Company’s oil and natural gas properties, and are guaranteed by certain of the Company’s wholly owned subsidiaries, including the subsidiaries that guarantee the Company’s revolving bank credit facility. Pursuant to the terms of the Intercreditor Agreement (as defined below), the security interest in those assets that secure the Second Lien Notes and the related guarantees will be contractually subordinated to liens thereon that secure the Company’s revolving bank credit facility, the 1.5 Lien Term Loans and certain other permitted obligations. Consequently, the Second Lien Notes and the related guarantees will be effectively subordinated to the Company’s revolving bank credit facility, the loans under the 1.5 Lien Term Loan Credit Agreement and such other permitted secured indebtedness to the extent of the value of such assets and will be effectively pari passu with the Company’s outstanding 9.00% second lien term loans (the “Second Lien Term Loans”) and certain other permitted indebtedness.

At any time prior to May 15, 2017, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Second Lien Notes issued under the Second Lien Notes Indenture at a redemption price of 109.000% of the principal amount of the Second Lien Notes, plus accrued and unpaid interest to the redemption date, with an amount of cash equal to the net cash proceeds of certain equity offerings. On or after May 15, 2017, the Company may redeem all or part of the Second Lien Notes at redemption prices (expressed as percentages of the principal amount) equal to (i) 104.500% for the twelve-month period beginning on May 15, 2017; (ii) 102.250% for the twelve-month period beginning on May 15, 2018 and (iii) 100.000% for the twelve-month period beginning May 15, 2019 and at any time thereafter, plus accrued and unpaid interest at the redemption date. In addition, at any time prior to May 15, 2017, the Company may redeem all or a part of the Second Lien Notes at a redemption price equal to 100% of the principal amount of the Second Lien Notes to be redeemed plus a make-whole premium, plus accrued and unpaid interest to the redemption date.

The Second Lien Notes Indenture contains covenants that restrict the Company’s ability and the ability of certain of its subsidiaries to: (i) incur additional debt; (ii) make payments or distributions on account of the Company’s or its restricted subsidiaries’ capital stock; (iii) sell assets; (iv) restrict dividends or other payments of the Company’s restricted subsidiaries; (v) create liens that secure debt; (vi) enter into transactions with affiliates and (vii) merge or consolidate with another company. These covenants are subject to a number of important exceptions and qualifications. At any time when the Second Lien Notes are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and no Default or Event of Default (each as defined in the Second Lien Notes Indenture) has occurred and is continuing, many of these covenants will terminate.

The Second Lien Notes Indenture provides that each of the following is an Event of Default: (i) default in the payment of interest on the Second Lien Notes when due, continued for 30 days; (ii) default in payment of the principal of or premium, if any, on the Second Lien Notes when due; (iii) failure by the Company or any of its restricted subsidiaries, if any, to comply with certain covenants relating to merger and consolidation; (iv) failure by the Company to comply for 60 days after notice with any of the other agreements in the Second Lien Notes Indenture; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its restricted subsidiaries (or the payment of which is guaranteed by the Company or any of its restricted subsidiaries) if that default: (a) is caused by a failure to pay principal of, or interest or premium, if any, on such indebtedness prior to the expiration of the grace period provided in such indebtedness (a “Payment Default”); or (b) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more; (vii) certain events of bankruptcy, insolvency or reorganization described in the Second Lien Notes Indenture with respect to the Company or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company; (viii) failure by the Company, or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company, to pay final judgments aggregating in excess of $20.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (ix) any Note Document (as defined in the Second Lien Notes Indenture) ceases for any reason to be enforceable with respect to any collateral having a fair market value of not more than $15.0 million, which failure is not cured within 45 days; (x) any second lien purported to be granted under any Note Document on collateral, individually or in the aggregate, having a fair market value in excess of $15.0 million, ceases to be an enforceable and perfected second-priority lien, which failure is not cured within 45 days; and (xi) except as permitted by the Second Lien Notes Indenture, any future subsidiary guarantee entered into by one of the Company’s subsidiaries shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any guarantor, or any person acting on behalf of any guarantor, shall deny or disaffirm its obligations under its subsidiary guarantee of the Second Lien Notes.

In the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company, all outstanding Second Lien Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Second Lien Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Second Lien Notes may declare all the Second Lien Notes to be due and payable immediately.

The foregoing description of the Second Lien Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Lien Notes Indenture, which is filed with this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference. The foregoing description of the Second Lien Notes does not purport to be complete and is qualified in its entirety by reference to the form of Second Lien Notes, which is included as Exhibit A to the Second Lien Notes Indenture filed with this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

Third Lien Notes Indenture

On September 7, 2016, the Company issued $142,031,000 in aggregate principal amount of the Third Lien Notes to certain holders of the Existing Notes pursuant to the terms of the Exchange Offer. The Company issued the Third Lien Notes pursuant to an indenture, dated September 7, 2016 (the “Third

Lien Notes Indenture”), by and among the Company, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee (the “Third Lien Trustee”). Interest on the Third Lien Notes will accrue at a rate of 8.50% per annum payable semi-annually in arrears on June 15 and December 15 of each year in cash; provided, however, that through, but not including, September 7, 2018, the Company may elect to pay all or any portion of interest in kind at the rate of 10.00% per annum. The initial interest payment on December 15, 2016 will be paid solely in kind. The Third Lien Notes are secured on a third lien priority basis by the same collateral that secures the Company’s revolving bank credit facility, including the Company’s oil and natural gas properties, and are guaranteed by certain of the Company’s wholly owned subsidiaries, including the subsidiaries that guarantee the Company’s revolving bank credit facility. Pursuant to the terms of the Intercreditor Agreement, the security interest in those assets that secure the Third Lien Notes and the related guarantees will be contractually subordinated to liens thereon that secure our revolving bank credit facility, the 1.5 Lien Term Loans, the Second Lien Term Loans, the Second Lien Notes and certain other permitted obligations. Consequently, the Third Lien Notes and the related guarantees will be effectively subordinated to the obligations under our revolving bank credit facility, the 1.5 Lien Term Loans, the Second Lien Term Loans, the Second Lien Notes and any other indebtedness permitted to be secured on a prior basis to the Third Lien Notes, in each case to the extent of the value of such assets.

At any time prior to June 15, 2017, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Third Lien Notes issued under the Third Lien Notes Indenture at a redemption price of 108.500% of the principal amount of the Third Lien Notes, plus accrued and unpaid interest to the redemption date, with an amount of cash equal to the net cash proceeds of certain equity offerings. On or after June 15, 2018, the Company may redeem all or part of the Third Lien Notes at redemption prices (expressed as percentages of the principal amount) equal to (i) 104.250% for the twelve-month period beginning on June 15, 2018; (ii) 102.125% for the twelve-month period beginning on June 15, 2019 and (iii) 100.000% for the twelve-month period beginning June 15, 2020 and at any time thereafter, plus accrued and unpaid interest at the redemption date. In addition, at any time prior to June 15, 2018, the Company may redeem all or a part of the Third Lien Notes at a redemption price equal to 100% of the principal amount of the Third Lien Notes to be redeemed plus a make-whole premium, plus accrued and unpaid interest to the redemption date.

The Third Lien Notes Indenture contains covenants that restrict the Company’s ability and the ability of certain of its subsidiaries to: (i) incur additional debt; (ii) make payments or distributions on account of the Company’s or its restricted subsidiaries’ capital stock; (iii) sell assets; (iv) restrict dividends or other payments of the Company’s restricted subsidiaries; (v) create liens that secure debt; (vi) enter into transactions with affiliates and (vii) merge or consolidate with another company. These covenants are subject to a number of important exceptions and qualifications. At any time when the Third Lien Notes are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and no Default or Event of Default (each as defined in the Third Lien Notes Indenture) has occurred and is continuing, many of these covenants will terminate.

The Third Lien Notes Indenture provides that each of the following is an Event of Default: (i) default in the payment of interest on the Third Lien Notes when due, continued for 30 days; (ii) default in payment of the principal of or premium, if any, on the Third Lien Notes when due; (iii) failure by the Company or any of its restricted subsidiaries, if any, to comply with certain covenants relating to merger and consolidation; (iv) failure by the Company to comply for 60 days after notice with any of the other agreements in the Third Lien Notes Indenture; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its restricted subsidiaries (or the payment of which is guaranteed by the Company or any of its restricted subsidiaries) if that default: (a) is caused by a Payment Default; or (b) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more; (vii) certain events of bankruptcy, insolvency or reorganization described in the Third Lien Notes Indenture with respect to the Company or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company; (viii) failure by the Company, or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company, to pay final judgments aggregating in excess of $20.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (ix) any Note Document (as defined in the Third Lien Notes Indenture) ceases for any reason to be enforceable with respect to any collateral having a fair market value of not more than $15.0 million, which failure is not cured within 45 days; (x) any third lien purported to be granted under any Note Document on collateral, individually or in the aggregate, having a fair market value in excess of $15.0 million, ceases to be an enforceable and perfected third-priority lien, which failure is not cured within 45 days; and (xi) except as permitted by the Third Lien Notes Indenture, any future subsidiary guarantee entered into by one of the Company’s subsidiaries shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any guarantor, or any person acting on behalf of any guarantor, shall deny or disaffirm its obligations under its subsidiary guarantee of the Third Lien Notes.

In the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company, all outstanding Third Lien Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Third Lien Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Third Lien Notes may declare all the Third Lien Notes to be due and payable immediately.

The foregoing description of the Third Lien Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Third Lien Notes Indenture, which is filed with this Current Report on Form 8-K as Exhibit 4.4 and is incorporated herein by reference. The foregoing description of the Third Lien Notes does not purport to be complete and is qualified in its entirety by reference to the form of Third Lien Notes, which is included as Exhibit A to the Third Lien Notes Indenture filed with this Current Report on Form 8-K as Exhibit 4.4 and is incorporated herein by reference.

Joinders to the Intercreditor Agreement

On September 7, 2016, Toronto Dominion (Texas) LLC, as priority lien agent (the “Priority Lien Agent”), the Administrative Agent and 1.5 Lien Collateral Agent and Morgan Stanley Senior Funding, Inc., as second lien collateral trustee (the “Second Lien Collateral Trustee”), entered into a Priority Confirmation Joinder (the “1.5 Lien Joinder”) to the Intercreditor Agreement dated May 11, 2015 (the “Intercreditor Agreement”) governing the relationship of the lenders under the Company’s revolving bank credit facility and holders of other priority lien debt (if any), the holders of debt under the 1.5 Lien Term Loan Credit Agreement and the holders of other parity lien debt and holders of the Company’s third lien debt with respect to collateral and certain other matters.

In addition, the Priority Lien Agent, the Second Lien Trustee and the Second Lien Collateral Trustee entered into a Priority Confirmation Joinder, dated September 7, 2016 (the “Second Lien Joinder”), to the Intercreditor Agreement and the Priority Lien Agent, the Second Lien Collateral Trustee and Wilmington Trust National Association, as the third lien trustee and third lien collateral trustee, entered into a Priority Confirmation Joinder, dated September 7, 2016 (the “Third Lien Joinder”), to the Intercreditor Agreement.

The foregoing descriptions of the 1.5 Lien Joinder, the Second Lien Joinder and the Third Lien Joinder do not purport to be complete and are qualified in their entirety by reference to the 1.5 Lien Joinder, the Second Lien Joinder and the Third Lien Joinder, which are filed with this Current Report on Form 8-K as Exhibits 10.2, 10.3 and 10.4, respectively.

Registration Rights Agreement

On September 7, 2016, the Company entered into a registration rights agreement with certain holders of the Existing Notes (the “Registration Rights Agreement”) pursuant to the support agreement, dated as of July 11, 2016, amended on August 16, 2016, and entered into in connection with the Exchange Offer, that provides such holders certain rights relating to registration of the Shares under the Securities Act.

Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission on or prior to October 21, 2016 a shelf registration statement under the Securities Act (the “Registration Statement”) to permit the public resale of Registrable Securities (as defined in the Registration Rights Agreement) then outstanding. The Company will use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after filing. The Company will also use its commercially reasonable efforts to cause the Registration Statement to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities until all Registrable Securities covered by the Registration Statement are no longer Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed with this Current Report on Form 8-K as Exhibit 4.6 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “1.5 Lien Term Loan Credit Agreement,” “Second Lien Notes Indenture” and “Third Lien Notes Indenture” in Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above related to the Shares hereby is incorporated into this Item 3.02 by reference.

Item 8.01 Other Events.

On September 8, 2016, the Company issued a press release to announce the closing of the Exchange Offer.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of September 7, 2016, by and among W&T Offshore, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	9.00% / 10.75% Senior Second Lien PIK Toggle Notes due 2020 Indenture, dated as of September 7, 2016, by and among W&T Offshore, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee.

4.3	Form of 9.00% / 10.75% Senior Second Lien PIK Toggle Notes due 2020 (included in Exhibit 4.2).

4.4	8.50% / 10.00% Senior Third Lien PIK Toggle Notes due 2021 Indenture, dated as of September 7, 2016, by and among W&T Offshore, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee.

4.5	Form of 8.50% / 10.00% Senior Third Lien PIK Toggle Notes due 2021 (included in Exhibit 4.4).

4.6	Registration Rights Agreement, dated as of September 7, 2016, by and among W&T Offshore, Inc. and the initial holders named therein.

10.1	1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016, by and among W&T Offshore, Inc., Cortland Capital Market Services LLC, as Administrative Agent and 1.5 Lien Collateral Agent, and the various lenders party thereto.

10.2	Priority Confirmation Joinder, dated as of September 7, 2016, by and between Toronto Dominion (Texas) LLC, as Priority Lien Agent, Cortland Capital Market Services LLC, as Administrative Agent and 1.5 Lien Collateral Agent, and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee.

10.3	Priority Confirmation Joinder, dated as of September 7, 2016, by and between Toronto Dominion (Texas) LLC, as Priority Lien Agent, Wilmington Trust, National Association, as Second Lien Trustee, and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee.

10.4	Priority Confirmation Joinder, dated as of September 7, 2016, by and between Toronto Dominion (Texas) LLC, as Priority Lien Agent, Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee, and Wilmington Trust, National Association, as Third Lien Trustee and Third Lien Collateral Trustee.

99.1	Press release issued by the Company on September 8, 2016, announcing the closing of the Exchange Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC.
(Registrant)

Dated: September 13, 2016	By:	/s/ John D. Gibbons
	Name:	John D. Gibbons
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of September 7, 2016, by and among W&T Offshore, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	9.00% / 10.75% Senior Second Lien PIK Toggle Notes due 2020 Indenture, dated as of September 7, 2016, by and among W&T Offshore, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee.

4.3	Form of 9.00% / 10.75% Senior Second Lien PIK Toggle Notes due 2020 (included in Exhibit 4.2).

4.4	8.50% / 10.00% Senior Third Lien PIK Toggle Notes due 2021 Indenture, dated as of September 7, 2016, by and among W&T Offshore, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee.

4.5	Form of 8.50% / 10.00% Senior Third Lien PIK Toggle Notes due 2021 (included in Exhibit 4.4).

4.6	Registration Rights Agreement, dated as of September 7, 2016, by and among W&T Offshore, Inc. and the initial holders named therein.

10.1	1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016, by and among W&T Offshore, Inc., Cortland Capital Market Services LLC, as Administrative Agent and 1.5 Lien Collateral Agent, and the various lenders party thereto.

10.2	Priority Confirmation Joinder, dated as of September 7, 2016, by and between Toronto Dominion (Texas) LLC, as Priority Lien Agent, Cortland Capital Market Services LLC, as Administrative Agent and 1.5 Lien Collateral Agent, and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee.

10.3	Priority Confirmation Joinder, dated as of September 7, 2016, by and between Toronto Dominion (Texas) LLC, as Priority Lien Agent, Wilmington Trust, National Association, as Second Lien Trustee, and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee.

10.4	Priority Confirmation Joinder, dated as of September 7, 2016, by and between Toronto Dominion (Texas) LLC, as Priority Lien Agent, Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee, and Wilmington Trust, National Association, as Third Lien Trustee and Third Lien Collateral Trustee.

99.1	Press release issued by the Company on September 8, 2016, announcing the closing of the Exchange Offer.